Income taxes	12 Months Ended
Dec. 31, 2010
Income taxes [Abstract]
Income taxes
9.	Income taxes

Income from continuing operations before income taxes of $1,908.7 million resulted in net tax expense of $704.1 million for 2010. We consider our Canadian earnings to be indefinitely reinvested, and accordingly have not recorded a provision for United States federal and state income taxes thereon. Cumulative undistributed Canadian earnings for which United States taxes have not been provided are included in consolidated retained earnings in the amount of $43.7 million, $40.6 million and $31.5 million as of December 31, 2010, 2009, and 2008, respectively. Upon distribution of such earnings, we would be subject to United States income taxes of approximately $15.8 million.

The provision (benefit) for income taxes for continuing operations consists of the following:

	Year Ended December 31,
(in millions)	2010	2009	2008
Income from continuing operations before income taxes:
United States	$1,918.2	$1,312.4	$1,215.7
Foreign	(9.5)	(4.0)	(8.3)

Total	$1,908.7	$1,308.4	$1,207.4

Current provision:
Federal	$545.8	$407.7	$379.4
State	40.3	25.6	17.6
Foreign	0.1	(1.8)	0.9

Total current provision	586.2	431.5	397.9

Deferred provision:
Federal	113.1	43.0	38.6
State	4.5	3.9	(2.1)
Foreign	0.3	3.4	(2.9)

Total deferred provision	117.9	50.3	33.6

Total current and deferred provision	$704.1	$481.8	$431.5

A reconciliation of the statutory federal income tax rate and the effective tax rate follows (the effect of foreign taxes on the effective tax rate for 2010, 2009, and 2008 is immaterial):

	Year Ended December 31,
	2010	2009	2008
Statutory federal income tax rate	35.0%	35.0%	35.0%
State taxes, net of federal benefit	1.7	1.7	0.7
Other, net	0.2	0.1	—

Effective tax rate	36.9%	36.8%	35.7%

Our effective tax rate increased to 36.9% for the year ended December 31, 2010, as compared to 36.8% for the year ended December 31, 2009. Our 2010 and 2009 effective tax rates reflect an increase in certain state income tax rates due to enacted law changes as well as the impact of our acquisition of NextRx. Our 2008 effective rate includes discrete tax adjustments resulting in a net tax benefit of $7.7 million attributable to lapses in the applicable statutes of limitations, favorable audit resolutions, and changes in our unrecognized tax benefits.

The effective tax rate recognized in discontinued operations was 35.5%, 68.8%, and 95.9% as of December 31, 2010, 2009, and 2008, respectively. Our 2010 net tax benefit was $12.9 million, with corresponding tax provisions of $1.8 million in 2009 and $2.8 million in 2008. Our 2009 effective tax rate reflects the impact of changes in state effective rates on deferred tax assets and liabilities while the 2008 effective tax rate reflects the unfavorable impact of valuation allowances recorded against state net operating loss carryforwards.

The deferred tax assets and deferred tax liabilities recorded in our consolidated balance sheet are as follows:

	December 31,
(in millions)	2010	2009
Deferred tax assets:
Allowance for doubtful accounts	$17.7	$25.6
Net operating loss carryforwards and other tax attributes	34.8	24.6
Deferred compensation	5.6	3.4
Restricted stock	38.5	34.6
Accrued expenses	73.6	114.0
Other	3.4	2.9

Gross deferred tax assets	173.6	205.1
Less valuation allowance	(23.2)	(16.1)

Net deferred tax assets	150.4	189.0

Deferred tax liabilities:
Depreciation and property differences	(71.1)	(42.1)
Goodwill and customer contract amortization	(438.0)	(367.9)
Prepaids	(1.4)	(1.5)
Other	(2.8)	(4.1)

Gross deferred tax liabilities	(513.3)	(415.6)

Net deferred tax liabilities	$(362.9)	$(226.6)

As of December 31, 2010, we have $29.3 million of state net operating loss carryforwards which expire between 2011 and 2030. A valuation allowance of $19.1 million exists for a portion of these deferred tax assets. The net current deferred tax asset is $86.0 million and $135.0 million, and the net long-term deferred tax liability, included in other liabilities, is $448.9 million and $361.6 million as of December 31, 2010 and 2009, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in millions)	2010	2009	2008
Balance at January 1	$56.1	$40.4	$28.4
Additions for tax positions related to prior years	7.4	11.1	7.9
Reductions for tax positions related to prior years	(5.0)	(2.2)	—
Additions for tax positions related to the current year	—	12.9	9.2
Reductions for tax positions related to the current year	(1.8)	—	—
Reductions attributable to settlements with taxing authorities	—	(0.2)	(2.1)
Reductions as a result of a lapse of the applicable statute of limitations	(0.3)	(5.9)	(3.0)

Balance at December 31	$56.4	$56.1	$40.4

Included in our unrecognized tax benefits are $15.9 million of uncertain tax positions that would impact our effective tax rate if recognized.

We have recorded $2.4 million, $0.7 million, and $0.9 million of interest and penalties in our consolidated statement of operations as of December 31, 2010, 2009, and 2008, respectively, resulting in $8.1 million and $5.7 million of accrued interest and penalties in our consolidated balance sheet as of December 31, 2010 and 2009, respectively. Interest was computed on the difference between the tax position recognized in accordance with accounting guidance and the amount previously taken or expected to be taken in our tax returns.

Our U.S. federal income tax returns for tax years 2005 and beyond remain subject to examination by the Internal Revenue Service (“IRS”). The IRS commenced an examination of our consolidated 2005 – 2007 federal income tax returns in the third quarter of 2009 that is anticipated to be concluded in 2011. We agreed to extend the statute of limitations for our 2005 and 2006 federal income tax returns to September 15, 2011. Our state income tax returns for 2005 and beyond, as well as certain returns prior to 2005, also remain subject to examination by various state authorities with the latest statute expiring on December 31, 2014.